UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2004

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-13711              13-3429953
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida                         33607
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition":

On July 27, 2004 Walter Industries, Inc. issued a press release setting forth Walter Industries, Inc.'s second quarter 2004 earnings. A copy of Walter Industries, Inc.'s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WALTER INDUSTRIES, INC.

                                    By:      /s/ Victor P. Patrick
                                             -----------------------------------
                                    Title:   Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date: July 28, 2004

--------------------------------------------------------------------------------

Exhibit Index

(99) Press release, dated: July 27, 2004, issued by Walter Industries, Inc.